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                                                                EXHIBIT 10.10(j)


                                  AMENDMENT TO
                          COPYRIGHT SECURITY AGREEMENT


        This AMENDMENT TO COPYRIGHT SECURITY AGREEMENT (this "Amendment") amends and shall be considered a part of that certain Copyright Security Agreement (the "Agreement"), dated as of May 5, 1998, entered into between PERCEPTIVE SCIENTIFIC INSTRUMENTS, INC, a Delaware corporation ("Old PSI") and FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender"), which was filed and recorded with the United States Copyright Office on May 18, 1998, in Volume 3416, Page 68. Old PSI has merged into PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC, a Delaware limited liability company ("Debtor"). Debtor and Lender agree as follows:

        1. The introductory paragraph is hereby amended by deleting the same in its entirety and replacing it with the following:

               "This COPYRIGHT SECURITY AGREEMENT ("Agreement"), dated as of May 5, 1998, is entered into between PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC, a Delaware limited liability company ("Debtor") and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), in light of the following:"

        2. Except as expressly amended or modified pursuant to this Amendment, the Agreement shall remain otherwise unchanged and in full force and effect.

        IN WITNESS WHEREOF, Debtor and Lender have executed this Amendment as of the 23 day of March, 1999.

                            FOOTHILL CAPITAL CORPORATION,
                            a California corporation


                            By:       /s/ STEPHEN SCHWARTZ
                               -------------------------------------------------
                            Title:   Assistant Vice President
                                  ----------------------------------------------


                            PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC,
                            a Delaware limited liability company

                            By:     Statspin, Inc.,
                                    a Massachusetts corporation


                            By:    /s/ MARTIN S. McDERMOT
                               -------------------------------------------------
                            Title: Vice President and Chief Executive Officer
                                  ----------------------------------------------